                                                                January 1, 1997
--------------------------------------------------------------------------------
THE BOND PORTFOLIOS INVESTOR SHARES
--------------------------------------------------------------------------------

ASKING THE KEY
QUESTIONS                                                                 PAGE
            What Are The Expenses Of The Portfolio?......................   4
            What Are The Portfolio's Financial Highlights?...............   6
            What Are The Portfolios?.....................................   7
            What Types Of Securities Are In The Portfolio?...............   8
            What Are The Portfolio's Fundamental Investment
             Limitations?................................................   9
            What Additional Investment Policies And Risks Apply?.........  10
            Who Manages The Fund?........................................  17
            What Pricing Options Are Available To Investors?.............  20
            What Are The Key Considerations In Selecting A Pricing
             Option?.....................................................  21
            How Are Shares Purchased?....................................  22
            How Are Shares Redeemed?.....................................  23
            What Are The Shareholder Features Of The Fund?...............  25
            What Is The Schedule Of Sales Charges And Exemptions?........  27
            How Is Net Asset Value Calculated?...........................  31
            How Frequently Are Dividends And Distributions Made To
             Investors?..................................................  31
            How Are Fund Distributions Taxed?............................  32
            How Is The Fund Organized?...................................  33
            How Is Performance Calculated?...............................  34
            How Can I Get More Information?..............................  36


              SHARES OF THE PORTFOLIO ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND ARE NOT INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DE-POSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENTS IN THE PORTFOLIO INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT IN-VESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                       2.

--------------------------------------------------------------------------------
THE CORE BOND PORTFOLIO OF COMPASS CAPITAL FUNDS
--------------------------------------------------------------------------------

               The Core Bond Portfolio of COMPASS CAPITAL FUNDS is one of eleven investment portfolios that provide investors with a broad spectrum of investment alternatives within the fixed in-come sector. Seven of these portfolios, including the Core Bond Portfolio, invest in taxable bonds, and four of these portfo-lios invest in tax-exempt bonds. A detailed description of the Core Bond Portfolio begins on page 7. To obtain a prospectus describing the Fund's other fixed income portfolios, call (800) 441-7762.

               The Portfolio's performance benchmark is the Lehman Brothers Aggregate Index and its Lipper Peer Group is the Lipper Inter-mediate Investment Grade Debt Average. For more information on the Portfolio's benchmark, see the Appendix at the back of this Prospectus.

               PNC Asset Management Group, Inc. ("PAMG") serves as the Fund's investment adviser. BlackRock Financial Management, Inc. ("BlackRock") serves as sub-adviser to the Portfolio.

UNDERSTANDING  This Prospectus has been crafted to provide detailed, accurate
THE COMPASS    and comprehensive information on the Compass Capital Core Bond
CAPITAL CORE   Portfolio. We intend this document to be an effective tool as
BOND           you explore one approach to fixed income investing.
PORTFOLIO


CONSIDERING    There can be no assurance that any mutual fund will achieve its
THE RISKS IN   investment objective. The Portfolio may purchase mortgage-
BOND           related, asset-backed and illiquid securities; enter into re-
INVESTING      purchase and reverse repurchase agreements and engage in
               leveraging techniques; lend portfolio securities to third par-ties; and enter into futures contracts and options. See "What
               Additional Investment Policies And Risks Apply?"

INVESTING IN   For information on how to purchase and redeem shares of the
THE COMPASS    Portfolio, see "How Are Shares Purchased" and "How Are Shares
CAPITAL        Redeemed?"
FUNDS

                                       3.

--------------------------------------------------------------------------------
WHAT ARE THE EXPENSES OF THE PORTFOLIO?
--------------------------------------------------------------------------------

Below is a summary of the annual operating expenses expected to be incurred by Investor Shares of the Portfolio for the fiscal year ended September 30, 1996 as a percentage of average daily net assets. The figures shown for the Portfo-lio have been restated to reflect current expenses and fee waivers. Because no Investor C Shares of the Portfolio were outstanding during the fiscal year ended September 30, 1996, the figures shown for that share class under "Other expenses" is estimated for the current fiscal year. An example based on the summary is also shown.

                                                      CORE BOND
                                                      PORTFOLIO
                                           INVESTOR A  INVESTOR B  INVESTOR C
SHAREHOLDER TRANSACTION EXPENSES
Maximum Front-End Sales Charge(/1/)
 (as a percentage of offering price)              4.0%       None        None
Maximum Deferred Sales Charge(/1/)(/2/)
 (as a percentage of offering price)             None         4.5%        1.0%
Sales Charge on Reinvested Dividends             None        None        None
ANNUAL PORTFOLIO OPERATING EXPENSES
 (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory fees (after fee waivers)(/3/)            .30%        .30%        .30%
12b-1 fees(/3/)(/4/)                              .00         .75         .75
Other operating expenses (after fee
 waivers)(/3/)                                    .72         .72         .72
                                                -----       -----       -----
 Shareholder servicing fee                  .25         .25         .25
 Shareholder processing fee                 .15         .15         .15
 Other expenses                             .32         .32         .32
                                           ----        ----        ----
Total Portfolio operating expenses (after
 fee waivers)(/3/)                               1.02%       1.77%       1.77%
                                                =====       =====       =====

(1) Reduced front-end sales charges may be available. A deferred sales charge of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more. See "What Is the Schedule of Sales Charges and Exemp-tions?"
(2) This amount applies to redemptions during the first year. The deferred sales charge for Investor B Shares decreases for redemptions made in subse-quent years. No deferred sales charge is charged after the sixth year on Investor B Shares or after the first year on Investor C Shares. See "What Is the Schedule of Sales Charges and Exemptions?"
(3) "Other expenses" includes the administration fees payable by the Portfolio. Without waivers, advisory fees would be .50% and administration fees would be .23% for each class of the Portfolio. PAMG and the Portfolio's adminis-trators are under no obligation to waive fees or reimburse expenses, but have informed the Fund that they expect to waive fees and reimburse ex-penses during the remainder of the current fiscal year as necessary to maintain the Portfolio's total operating expenses at the levels set forth in the table. Without waivers, "Other operating expenses" would be: (i) .81% for Investor A Shares; and (ii) .81% for Investor B Shares and In-vestor C Shares; and "Total Portfolio operating expenses" would be: (iii) 1.31% for Investor A Shares; and (iv) 2.06% for Investor B Shares and In-vestor C Shares. The Portfolio does not expect to incur 12b-1 fees in ex-cess of .005% with respect to Investor A Shares (otherwise payable at the maximum rate of .10%) during the current fiscal year. See "What Are the Portfolio's Financial Highlights?" for information about interest paid by the Portfolio in connection with their investment activity.
(4) Investors with a long-term perspective may prefer Investor A Shares, as de-scribed under "What Are The Key Considerations In Selecting A Pricing Op-tion?" Long-term investors in Investor Shares may pay more than the eco-nomic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD").

                                       4.

--------------------------------------------------------------------------------
WHAT ARE THE EXPENSES OF THE PORTFOLIO? (CONTINUED)
--------------------------------------------------------------------------------

EXAMPLE

An investor in Investor Shares would pay the following expenses on a $1,000 in-vestment assuming (1) 5% annual return, (2) redemption at the end of each time period and (3) with respect to Investor B Shares only, no redemption at the end of each time period:

                          ONE YEAR THREE YEARS FIVE YEARS TEN YEARS
Core Bond Portfolio
 A Shares*                  $50        $71        $ 94      $160
 B Shares (Redemption)**     63         93         119       179***
 B Shares (No Redemption)    18         56          96       179***
 C Shares                    18         56          96       208

 * Reflects the imposition of the maximum front-end sales charge at the begin-ning of the period.
 ** Reflects the deduction of the deferred sales charge.
*** Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

The foregoing Tables and Example are intended to assist investors in under-standing the costs and expenses that an investor in the Portfolio will bear ei-ther directly or indirectly. They do not reflect any charges that may be im-posed by brokers or other institutions directly on their customer accounts in connection with investments in the Portfolio. In addition to the compensation itemized above, certain broker-dealers and/or their salespersons may receive certain compensation for the sale and distribution of shares or for services to the Portfolio. For additional information regarding such compensation, see "In-vestment Advisory, Administration, Distribution and Servicing Arrangements" in the Statement of Additional Information.

THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE IN-VESTMENT RETURN OR OPERATING EXPENSES. ACTUAL INVESTMENT RETURN AND OPERATING EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

                                       5.

--------------------------------------------------------------------------------
WHAT ARE THE PORTFOLIO'S FINANCIAL HIGHLIGHTS?
--------------------------------------------------------------------------------

                  The following financial information has been derived from the financial statements incorporated by reference into the Statement of Additional Information and has been audited by the Portfolio's independent accountants. The financial state-ments of the Core Bond Portfolio for the year ended June 30, 1995 were audited by other auditors. Please refer to a re-vised auditor's report under "Other Information" which makes reference to the audits performed by those other auditors. This financial information should be read together with those financial statements. Further information about the perfor-mance of the Portfolio is available in the Fund's annual shareholder reports. Both the Statement of Additional Infor-mation and the annual shareholder reports may be obtained from the Fund free of charge by calling (800) 441-7762. Dur-ing the period shown, no Investor C Shares of the Portfolio were outstanding.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(FOR AN INVESTOR A OR B SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                              CORE BOND PORTFOLIO+

                              INVESTOR A SHARES        INVESTOR B SHARES
                              FOR THE      FOR THE     FOR THE      FOR THE
                              PERIOD        PERIOD     PERIOD        PERIOD
                              4/1/96      1/31/96/1/   4/1/96      3/18/96/1/
                              THROUGH      THROUGH     THROUGH      THROUGH
                              9/30/96      3/31/96     9/30/96      3/31/96
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning
 of period                    $ 9.61        $ 9.99     $ 9.61        $ 9.58
                              ------        ------     ------        ------
 Net investment income          0.28          0.08       0.26          0.01
 Net realized and unrealized
  gains on investments         (0.06)        (0.38)     (0.07)         0.03
                              ------        ------     ------        ------
Net (decrease) increase from
 investment operations          0.22         (0.30)      0.19          0.04
                              ------        ------     ------        ------
Dividends from net
 investment income             (0.28)        (0.08)     (0.25)        (0.01)
Distributions from net
 realized capital gains          - -           - -        - -           - -
 Total dividends and
  distributions                (0.28)        (0.08)       - -           - -
                              ------        ------     ------        ------
NET ASSET VALUE, END OF
 PERIOD                       $ 9.55        $ 9.61     $ 9.55         $9.61
                              ======        ======     ======        ======
Total investment return/3/      2.36%        (2.96)%     1.98%         0.33%
RATIOS TO AVERAGE NET
 ASSETS:
Expenses/2/                     1.02%/4/      1.02%/4/   1.72%/4/      1.77%/4/
Excluding waivers/2/            1.31%         1.27%      2.01%         2.02%
Net investment income/2/        6.29%         5.43%      5.68%         4.71%
Excluding waivers/2/            6.00%         5.19%      5.39%         4.46%
SUPPLEMENTAL DATA:
Portfolio turnover               308%          723%       308%          723%
Net assets, end of period
 (in thousands)               $  320        $   80     $1,497        $   77

+ This Portfolio commenced operations on December 9, 1992 as the Core Fixed In-come Portfolio, a separate investment portfolio (the "Predecessor Core Bond Portfolio") of The BFM Institutional Trust Inc., which was organized as a Maryland business corporation. On January 13, 1996, the assets and liabili-ties of the Predecessor Core Bond Portfolio were transferred to this Portfo-lio, which had no prior operating history.
/1/Commencement of investment operations of share class.
/2/Annualized.
/3/Neither front-end sales load nor contingent deferred sales load is reflected in total return.
/4/Including interest expense, ratios for the Investor A and Investor B Classes would have been 1.27% and 2.00%, respectively, for the period ended September 30, 1996, and 1.11% and 1.86% for the period ended March 31, 1996. For the periods prior to March 31, 1996, interest income was presented net of inter-est expense.

                                       6.

--------------------------------------------------------------------------------
WHAT ARE THE PORTFOLIOS?
--------------------------------------------------------------------------------

               The COMPASS CAPITAL FUND family consists of 30 portfolios and has been structured to include many different investment styles across the spectrum of fixed income investments so that invest-ors may participate across multiple disciplines in order to seek their long-term financial goals.

               The Core Bond Portfolio of COMPASS CAPITAL FUNDS is one of eleven investment portfolios that provide investors with a broad spectrum of investment alternatives within the fixed in-come sector. Seven of these portfolios, including the Core Bond Portfolio, invest solely in taxable bonds and four of these portfolios invest in tax-exempt bonds.

               In certain investment cycles and over certain holding periods, a fund that invests in any one of these styles may perform above or below the market. An investment program that combines these multiple disciplines allows investors to select from among these various product options in the way that most closely fits the individual's investment goals and sentiments.

               The investment objective of the Core Bond Portfolio is to real-ize a total rate of return that exceeds the total return of the Lehman Brothers Aggregate Index. The Portfolio seeks to achieve this objective by investing in a broad range of debt securities within the investment grade spectrum (i.e. obligations with a minimum credit quality of BBB or higher). The Portfolio's ap-proximate dollar-weighted average maturity will be between 5 and 10 years. The Portfolio is structured to have a comparable duration to its benchmark, the Lehman Brothers Aggregate Index. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

                                       7.

--------------------------------------------------------------------------------
WHAT TYPES OF SECURITIES ARE IN THE PORTFOLIO?
--------------------------------------------------------------------------------

The following table summarizes the types of securities found in the Portfolio according to the following designations:

  Yes: The Portfolio will hold a significant concentration of these securi-ties at all times.

  Elig.: Eligible; the Portfolio may purchase these securities, but they may or may not be a significant holding at a given time.

  Temp.: Temporary; the Portfolio may purchase these securities, but under normal market conditions is not expected to do so.

  No:   The Portfolio may not purchase these securities.

                                          NON                    FOREIGN
                                        AGENCY/                SECURITIES/
                                AGENCY COMMERCIAL               CURRENCY
            TREASURIES AGENCIES MBS/1/   MBS/1/   CORP. ABS/2/    RISK     MUNICIPALS
               Yes       Yes     Yes     Elig.     Yes   Yes       No        Elig.

/1/MBS = mortgage-backed securities
/2/ABS = asset-backed securities

                                       8.

--------------------------------------------------------------------------------
WHAT ARE THE PORTFOLIO'S FUNDAMENTAL INVESTMENT LIMITATIONS?
--------------------------------------------------------------------------------

The Portfolio's investment objective and policies may be changed by the Fund's Board of Trustees without shareholder approval. However, shareholders will be given at least 30 days' notice before any change to a Portfolio's investment objective. No assurance can be provided that the Portfolio will achieve its in-vestment objective.

The Portfolio has also adopted certain fundamental investment limitations that may be changed only with the approval of a "majority of the outstanding shares of the Portfolio" (as defined in the Statement of Additional Information). Sev-eral of the Portfolio's fundamental investment policies, which are set forth in full in the Statement of Additional Information, are summarized below.

The Portfolio may not:

(1) purchase securities (except U.S. Government securities) if more than 5% of its total assets will be invested in the securities of any one issuer, ex-cept that up to 25% of the Portfolio's total assets may be invested without regard to this 5% limitation; and

(2) invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry.

The investment limitations stated above are applied at the time investment se-curities are purchased.

                                       9.

--------------------------------------------------------------------------------
WHAT ADDITIONAL INVESTMENT POLICIES AND RISKS APPLY?
--------------------------------------------------------------------------------

INVESTMENT QUALITY. Securities acquired by the Portfolio will be rated invest-ment grade at the time of purchase (within the four highest rating categories by Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Duff & Phelps Credit Co. or Fitch Investor Services, Inc.) or, if unrated, of comparable quality as determined by the Portfolio's sub-adviser. Securities rated "Baa" or "BBB" are generally considered to be investment grade although they have speculative characteristics. If a security's rating is re-duced below the minimum rating that is permitted for the Portfolio, the Portfo-lio's sub-adviser will consider whether the Portfolio should continue to hold the security.

INVESTMENT CONCENTRATION. The Portfolio will normally invest at least 80% of the value of its total assets in debt securities.

MUNICIPAL INVESTMENTS. The Portfolio may invest in obligations issued by or on behalf of states, territories and possessions of the United States, the Dis-trict of Columbia and their political sub-divisions, agencies, instrumentali-ties and authorities ("Municipal Obligations") the interest on which is exempt from regular Federal income tax and is not an item of tax preference for pur-poses of the Federal alternative minimum tax. The two principal classifications of Municipal Obligations are "general obligation" securities and "revenue" se-curities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and inter-est. Revenue securities are payable only from the revenues derived from a par-ticular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer.

Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal Obligations may also include "moral obligation" bonds, which are nor-mally issued by special purpose public authorities. If the issuer of moral ob-ligation bonds is unable to meet its debt service obligations from current rev-enues, it may draw on a reserve fund the restoration of which is a moral com-mitment but not a legal obligation of the state or municipality which created the issuer.

Also included within the general category of Municipal Obligations are partici-pation certificates in a lease, an installment purchase contract, or a condi-tional sales contract ("lease obligations") entered into by a state or politi-cal subdivision to finance the acquisition or construction of equipment, land, or facilities. Although lease obligations are not general obligations of the issuer for which the state or other governmental body's unlimited taxing power is pledged, certain lease obligations are backed by a covenant to appropriate money to make the lease obligation payments. However, under certain lease obli-gations, the state or governmental body has no obligation to make these pay-ments in future years unless money is appropriated on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, dis-position of the property in the event of foreclosure might prove difficult. These securities represent a relatively new type of financing that is not yet as marketable as more conventional securities.

Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from Federal and state income tax are rendered by counsel to the respective issuers and sponsors of the obligations at the time of issu-ance. The Fund and its service providers will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Obligations, the creation of any tax-exempt derivative securities, or the bases for such opinions.

MORTGAGE-RELATED AND ASSET-BACKED SECURITIES. The Portfolio may make signifi-cant investments in residential and commercial mortgage-related and other as-set-backed securities (i.e., securities backed by home

                                      10.

--------------------------------------------------------------------------------
equity loans, installment sale contracts, credit card receivables or other as-
sets) issued by governmental entities and private issuers.

The Portfolio may acquire several types of mortgage-related securities, includ-ing guaranteed mortgage pass-through certificates, which provide the holder with a pro rata interest in the underlying mortgages, adjustable rate mortgage-related securities ("ARMs") and collateralized mortgage obligations ("CMOs"), which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways. In most cases, however, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes hav-ing an earlier stated maturity date are paid in full. The classes may include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until other specified classes have been retired and are con-verted thereafter to interest-paying securities. They may also include planned amortization classes ("PACs") which generally require, within certain limits, that specified amounts of principal be applied on each payment date, and gener-ally exhibit less yield and market volatility than other classes.

Non-mortgage asset-backed securities involve certain risks that are not pre-sented by mortgage-related securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and Federal consumer credit laws which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the pur-chaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. There-fore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

The yield and maturity characteristics of mortgage-related and asset-backed se-curities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. In calcu-lating the average weighted maturity of the Portfolio, the maturity of mortgage-related and other asset-backed securities held by the Portfolio will be based on estimates of average life which take prepayments into account. The average life of a mortgage-related instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of scheduled principal payments and mortgage pre-payments. In general, the collateral supporting non-mortgage asset-backed secu-rities is of shorter maturity than mortgage loans and is less likely to experi-ence substantial prepayments.

The relationship between prepayments and interest rates may give some high-yielding asset-backed securities less potential for growth in value than con-ventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by the Portfolio will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, an asset-backed security's total return and maturity may be difficult to predict precisely. To the extent that the Portfolio purchases asset-backed securities at a premium, prepayments (which may be made without penalty) may result in loss of the Portfolio's prin-cipal investment to the extent of premium paid.

The Portfolio may from time to time purchase in the secondary market certain mortgage pass-through securities packaged and master serviced by PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage

                                      11.

-------------------------------------------------------------------------------
Securities Corp. succeeded to rights and duties of Sears Mortgage) or mort-gage-related securities containing loans or mortgages originated by PNC Bank, National Association ("PNC Bank") or its affiliates. It is possible that under some circumstances, PNC Mortgage Securities Corp. or its affiliates could have interests that are in conflict with the holders of these mortgage-backed secu-rities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates.

STRIPPED AND ZERO COUPON OBLIGATIONS. To the extent consistent with its in-vestment objective, the Portfolio may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obliga-tions. These participations, which may be issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions, are issued at a discount to their "face value," and may include stripped mortgage-backed securities ("SMBS"). Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt se-curities because of the manner in which their principal and interest are re-turned to investors.

SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mort-gage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. How-ever, in some cases, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, the Portfolio may fail to fully re-coup its initial investment. The market value of SMBS can be extremely vola-tile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-related obligations because their cash flow patterns are also volatile and there is a greater risk that the initial in-vestment will not be fully recouped.

The Portfolio may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest pay-ments.

CORPORATE AND BANK OBLIGATIONS. To the extent consistent with its investment objective, the Portfolio may invest in debt obligations of domestic corpora-tions and banks. Bank obligations may include certificates of deposit, notes, bankers' acceptances and fixed time deposits. These obligations may be general obligations of the parent bank or may be limited to the issuing branch or sub-sidiary by the terms of a specific obligation or by government regulation. The Portfolio may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.

U.S. GOVERNMENT OBLIGATIONS. Treasury obligations differ only in their inter-est rates, maturities and times of issuance. Obligations of certain agencies and instrumentalities of the U.S. Government such as the Government National Mortgage Association are supported by the United States' full faith and cred-it; others such as those of the Federal National Mortgage Association and the Student Loan Marketing Association are supported by the right of the issuer to borrow from the Treasury; others such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Govern-ment would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

INTEREST RATE TRANSACTIONS. The Portfolio may enter into interest rate swaps and may purchase or sell interest rate caps and floors. The Portfolio may en-ter into these transactions primarily to preserve a return or spread on a par-ticular investment or portion of its holdings, as a duration management tech-nique or to protect against an increase in the price of securities the Portfo-lio anticipates purchasing at a later date. The Portfolio intends to use these transactions as a hedge and not as a speculative investment.

                                      12.

--------------------------------------------------------------------------------

Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of inter-est on a notional principal amount from the party selling such interest rate floor.

OPTIONS AND FUTURES CONTRACTS. To the extent consistent with its investment ob-jective, the Portfolio may write covered call options, buy put options, buy call options and write secured put options for the purpose of hedging or earn-ing additional income, which may be deemed speculative. These options may re-late to particular securities, securities indices, or the yield differential between two securities, and may or may not be listed on a securities exchange and may or may not be issued by the Options Clearing Corporation. The Portfolio will not purchase put and call options when the aggregate premiums on outstand-ing options exceed 5% of its net assets at the time of purchase, and will not write options on more than 25% of the value of its net assets (measured at the time an option is written). Options trading is a highly specialized activity that entails greater than ordinary investment risks. In addition, unlisted op-tions are not subject to the protections afforded purchasers of listed options issued by the Options Clearing Corporation, which performs the obligations of its members if they default.

To the extent consistent with its investment objective, the Portfolio may also invest in futures contracts and options on futures contracts for hedging pur-poses or to maintain liquidity. The value of the Portfolio's contracts may equal or exceed 100% of the Portfolio's total assets, although the Portfolio will not purchase or sell a futures contract unless immediately afterwards the aggregate amount of margin deposits on its existing futures positions plus the amount of premiums paid for related futures options is 5% or less of its net assets.

Futures contracts obligate the Portfolio, at maturity, to take or make delivery of certain securities or the cash value of a securities index. The Portfolio may sell a futures contract in order to offset an expected decrease in the value of its portfolio positions that might otherwise result from a market de-cline. The Portfolio may do so either to hedge the value of its securities portfolio as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. In addition, the Port-folio may utilize futures contracts in anticipation of changes in the composi-tion of its holdings.

The Portfolio may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When the Portfolio purchases an option on a futures contract, it has the right to assume a position as a purchaser or a seller of a futures contract at a specified exercise price during the option period. When the Portfolio sells an option on a futures contract, it becomes obligated to sell or buy a futures contract if the option is exercised. In con-nection with the Portfolio's position in a futures contract or related option, the Portfolio will create a segregated account of liquid assets or will other-wise cover its position in accordance with applicable SEC requirements.

The primary risks associated with the use of futures contracts and options are
(a) the imperfect correlation between the change in market value of the instru-ments held by the Portfolio and the price of the futures contract or option;
(b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the sub-adviser's inability to predict correctly the direction of securities pric-es, interest rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations. For further discussion of risks involved with futures and options, see the Statement of Ad-ditional Information.

The Fund intends to comply with the regulations of the Commodity Futures Trad-ing Commission exempting the Portfolio from registration as a "commodity pool operator."

                                      13.

--------------------------------------------------------------------------------

GUARANTEED INVESTMENT CONTRACTS. The Portfolio may make limited investments in guaranteed investment contracts ("GICs") issued by highly rated U.S. insurance companies. Under these contracts, the Portfolio makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Portfolio, on a monthly basis, interest which is based on an index (such as the Salomon Brothers CD Index), but is guaranteed not to be less than a certain minimum rate. The Portfolio does not expect to invest more than 5% of its net assets in GICs at any time during the current fiscal year.

SECURITIES LENDING. The Portfolio may seek additional income by lending securi-ties on a short-term basis. The securities lending agreements will require that the loans be secured by collateral in cash, U.S. Government securities or ir-revocable bank letters of credit maintained on a current basis equal in value to at least the market value of the loaned securities. The Portfolio may not make such loans in excess of 33 1/3% of the value of its total assets. Securi-ties loans involve risks of delay in receiving additional collateral or in re-covering the loaned securities, or possibly loss of rights in the collateral if the borrower of the securities becomes insolvent.

VARIABLE AND FLOATING RATE INSTRUMENTS. The Portfolio may purchase rated and unrated variable and floating rate instruments. These instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The Portfolio may invest up to 10% of its total assets in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate of an inverse floater resets in the opposite direction from the market rate of inter-est to which it is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that ex-ceeds the magnitude of the change in the index rate of interest. The higher de-gree of leverage inherent in inverse floaters is associated with greater vola-tility in their market values. Issuers of unrated variable and floating rate instruments must satisfy the same criteria as set forth above for the Portfo-lio. The absence of an active secondary market with respect to particular vari-able and floating rate instruments, however, could make it difficult for the Portfolio to dispose of a variable or floating rate instrument if the issuer defaulted on its payment obligation or during periods when the Portfolio is not entitled to exercise its demand rights.

REPURCHASE AGREEMENTS. The Portfolio may agree to purchase debt securities from financial institutions subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). Repurchase agreements are, in substance, loans. Default by or bankruptcy of a seller would expose the Portfolio to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations.

REVERSE REPURCHASE AGREEMENTS AND OTHER BORROWINGS. The Portfolio is authorized to borrow money. If the securities held by the Portfolio should decline in value while borrowings are outstanding, the net asset value of the Portfolio's outstanding shares will decline in value by proportionately more than the de-cline in value suffered by the Portfolio's securities. Borrowings may be made through reverse repurchase agreements under which the Portfolio sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. The Portfolio may use the proceeds of reverse repurchase agreements to purchase other securities ei-ther maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The Portfolio may use reverse repurchase agreements when it is anticipated that the interest in-come to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. This use of reverse re-purchase agreements may be regarded as leveraging and, therefore, speculative. Reverse repurchase agreements involve the risks that the interest income earned in the investment of the proceeds will be less than the interest expense, that the market value of the securities sold by the Portfolio may decline below the price of the securities the Portfolio is obligated to repurchase and that the securities may not be returned to the Portfolio. During the time a reverse re-purchase agreement is outstanding, the Portfolio will maintain a segregated ac-count with the Fund's custodian containing cash, U.S. Government or other ap-propriate liquid high-grade debt securities having a value at least equal to the repurchase price. The Portfolio's reverse repur-

                                      14.

--------------------------------------------------------------------------------
chase agreements, together with any other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of its total assets. In addition, the Portfolio may borrow up to an additional 5% of its total assets for temporary purposes.

INVESTMENT COMPANIES. The Portfolio may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. As a share-holder of another investment company, the Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's ex-penses, including advisory fees. These expenses would be in addition to the ad-visory and other expenses that the Portfolio bears directly in connection with its own operations.

ILLIQUID SECURITIES. The Portfolio will not knowingly invest more than 15% of the value of its net assets in securities that are illiquid. GICs, variable and floating rate instruments that cannot be disposed of within seven days, and re-purchase agreements and time deposits that do not provide for payment within seven days after notice, without taking a reduced price, are subject to this 15% limit. The Portfolio may purchase securities which are not registered under the Securities Act of 1933 (the "1933 Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as it is determined by the Portfolio's sub-adviser that an adequate trading market exists for the securi-ties. This investment practice could have the effect of increasing the level of illiquidity in the Portfolio during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS. The Portfolio may purchase secu-rities on a "when-issued" basis and may purchase or sell securities on a "for-ward commitment" basis. These transactions involve a commitment by the Portfo-lio to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), and permit the Port-folio to lock in a price or yield on a security that it owns or intends to pur-chase, regardless of future changes in interest rates or market action. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place. The Portfolio's when-issued purchases and forward commitments are not expected to exceed 25% of the value of its total assets absent unusual market conditions.

DOLLAR ROLL TRANSACTIONS. To take advantage of attractive opportunities in the mortgage market and to enhance current income, the Portfolio may enter into dollar roll transactions. A dollar roll transaction involves a sale by the Portfolio of a mortgage-backed or other security concurrently with an agreement by the Portfolio to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold. Dur-ing the period between the sale and repurchase, the Portfolio will not be enti-tled to receive interest and principal payments on the securities sold. Pro-ceeds of the sale will be invested in additional instruments for the Portfolio, and the income from these investments will generate income for the Portfolio. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Portfolio compared with what the performance would have been without the use of dollar rolls. At the time that the Portfolio enters into a dollar roll transac-tion, it will place in a segregated account maintained with its custodian cash, U.S. Government securities or other liquid securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that its value is maintained. The Portfolio's dollar rolls, together with its reverse repurchase agreements and other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of its total assets.

Dollar roll transactions involve the risk that the market value of the securi-ties the Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Portfo-lio sells securities becomes insolvent, the Portfolio's right to purchase or repurchase securi-

                                      15.

--------------------------------------------------------------------------------
ties may be restricted. Successful use of mortgage dollar rolls may depend upon a sub-adviser's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

SHORT SALES. The Portfolio may only make short sales of securities "against-the-box." A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation that the market price of that security will de-cline. The Portfolio may make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to maintain portfolio flexibility. In a short sale "against-the-box," at the time of sale, the Portfolio owns or has the immediate and unconditional right to ac-quire the identical security at no additional cost. When selling short "against-the-box," the Portfolio forgoes an opportunity for capital apprecia-tion in the security.

PORTFOLIO TURNOVER RATES. The past portfolio turnover rate of the Portfolio is set forth above under "What Are the Portfolio's Financial Highlights?" The Portfolio's annual portfolio turnover rate will not be a factor preventing a sale or purchase when the sub-adviser believes investment considerations war-rant such sale or purchase. Portfolio turnover may vary greatly from year to year as well as within a particular year. High portfolio turnover rates will generally result in higher transaction costs to the Portfolio.

INTEREST RATE AND EXTENSION RISK. The value of fixed income securities in the Portfolio can be expected to vary inversely with changes in prevailing interest rates. Fixed income securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and de-preciation than securities with shorter maturities. The Portfolio is not re-stricted to any maximum or minimum time to maturity in purchasing individual portfolio securities, and the average maturity of the Portfolio's assets will vary between 5 and 10 years based upon its sub-adviser's assessment of economic and market conditions. Although the Portfolio's sub-adviser will normally at-tempt to structure the Portfolio to have a comparable duration to its bench-mark, there can be no assurance that it will be able to do so at all times.

                                      16.

--------------------------------------------------------------------------------
WHO MANAGES THE FUND?
--------------------------------------------------------------------------------

BOARD OF       The business and affairs of the Fund are managed under the di-
TRUSTEES       rection of its Board of Trustees. The following persons cur-
               rently serve on the Board:

               William O. Albertini--Executive Vice President and Chief Finan-cial Officer of Bell Atlantic Corporation.

               Raymond J. Clark--Treasurer of Princeton University.

               Robert M. Hernandez--Vice Chairman and Chief Financial Officer of USX Corporation.

               Anthony M. Santomero--Professor of Finance at The Wharton School, University of Pennsylvania.

               David R. Wilmerding, Jr.--Chairman, Gee, Wilmerding & Associ-ates, Inc.

ADVISER AND    The adviser to the Compass Capital Funds is PNC Asset Manage-
SUB-ADVISER    ment Group ("PAMG"). PAMG was organized in 1994 to perform ad-
               visory services for investment companies, and has its principal offices at 1600 Market Street, 29th Floor, Philadelphia, Penn-sylvania 19103. PAMG is an indirect wholly-owned subsidiary of PNC Bank Corp., a multi-bank holding company.

               The sub-adviser to the Portfolio is BlackRock Financial Manage-ment, Inc. ("BlackRock"), PAMG's fixed income portfolio manage-ment subsidiary with primary offices at 345 Park Avenue, New York, New York 10154. Scott Amero, a member of BlackRock, serves as the Portfolio manager of the Portfolio. Mr. Amero has been a Managing Director of BlackRock since 1990 and has served as manager of the Portfolio since its inception.

               For their investment advisory and sub-advisory services, PAMG and BlackRock are entitled to fees, computed daily and payable monthly, at the maximum annual rates set forth below. As stated under "What Are The Expenses Of The Portfolio?" PAMG and Black-Rock intend to waive a portion of their fees during the current fiscal year. All sub-advisory fees are paid by PAMG, and do not represent an extra charge to the Portfolio.

                     MAXIMUM ANNUAL CONTRACTUAL FEE RATE (BEFORE WAIVERS)

                                        CORE BOND PORTFOLIO
                                     -------------------------
            AVERAGE DAILY NET         INVESTMENT  SUB-ADVISORY
             ASSETS                  ADVISORY FEE     FEE
            -----------------        ------------ ------------
            first $1 billion             .500%        .350%
            $1 billion--$2 billion       .450         .300
            $2 billion--$3 billion       .425         .275
            greater than $3 billion      .400         .250

               For the period from April 1, 1996 through September 30, 1996, the Portfolio paid investment advisory fees at the annual rate (expressed as a percentage of average daily net assets) after voluntary fee waivers of .30%.

                                      17.

-------------------------------------------------------------------------------

                 BlackRock strives to achieve best execution on all transac-tions. Infrequently, brokerage transactions for the Portfo-lio may be directed through registered broker/dealers who have entered into dealer agreements with Compass Capital's distributor, subject to the requirements of best execution.

ADMINISTRATORS   Compass Capital Group, Inc. ("CCG"), PFPC Inc. ("PFPC") and
                 Compass Distributors, Inc. ("CDI") (the "Administrators") serve as the Fund's co-administrators. CCG and PFPC are in-direct wholly-owned subsidiaries of PNC Bank Corp. CDI is a wholly-owned subsidiary of Provident Distributors, Inc.
                 ("PDI"). A majority of the outstanding stock of PDI is owned by its officers.

                 The Administrators generally assist the Fund in all aspects of its administration and operation, including matters re-lating to the maintenance of financial records and fund ac-counting. As compensation for these services, CCG is enti-tled to receive a fee, computed daily and payable monthly, at an annual rate of .03% of the Portfolio's average daily net assets, and PFPC and CDI are entitled to receive a com-bined fee, computed daily and payable monthly, at an annual rate of .20% of the first $500 million of the Portfolio's average daily net assets, .18% of the next $500 million of the Portfolio's average daily net assets, .16% of the next $1 billion of the Portfolio's average daily net assets and .15% of the Portfolio's average daily net assets in excess of $2 billion. From time to time the Administrators may waive some or all of their administration fees from the Portfolio.

                 For information about the operating expenses the Portfolio paid for the most recent fiscal period, see "What Are the Expenses of the Portfolio?"

TRANSFER         PNC Bank, National Association ("PNC Bank") serves as the
AGENT,           Portfolio's custodian and PFPC serves as its transfer agent
DIVIDEND         and dividend disbursing agent.
DISBURSING
AGENT AND
CUSTODIAN


DISTRIBUTION     Under the Fund's Distribution and Service Plan (the "Plan"),
AND SERVICE      Investor Shares of the Portfolio bear the expense of pay-
PLAN             ments ("distribution fees") made to CDI, as the Fund's dis-
                 tributor (the "Distributor"), or affiliates of PNC Bank for distribution and sales support services. The distribution fees may be used to compensate the Distributor for distribu-tion services and to compensate the Distributor and PNC Bank affiliates for sales support services provided in connection with the offering and sale of Investor Shares. The distribu-tion fees may also be used to reimburse the Distributor and PNC Bank affiliates for related expenses, including payments to brokers, dealers, financial institutions and industry professionals ("Service Organizations") for sales support services and related expenses. Distribution fees payable un-der the Plan will not exceed .10% (annualized) of the aver-age daily net asset value of the Portfolio's outstanding In-vestor A Shares and .75% (annualized) of the average daily net asset value of the Portfolio's outstanding Investor B
                 Shares and Investor C Shares. Payments under the Plan are not tied directly to out-of-pocket expenses and therefore may be used by the recipients as they choose (for example, to defray their overhead expenses). The Plan also permits the Distributor, PAMG, the Administrators and other compa-nies that receive fees from the Fund to make payments relat-ing to distribution and sales support activities out of their past profits or other sources available to them.

                                      18.

--------------------------------------------------------------------------------

               Under the Plan, the Fund intends to enter into service agree-ments with Service Organizations (including PNC Bank and its affiliates) with respect to each class of Investor Shares pur-suant to which Service Organizations will render certain sup-port services to their customers who are the beneficial owners of Investor Shares. In consideration for a shareholder servic-ing fee of up to .25% (annualized) of the average daily net as-set value of Investor Shares owned by their customers, Service Organizations may provide one or more of the following servic-es: responding to customer inquiries relating to the services performed by the Service Organization and to customer inquiries concerning their investments in Investor Shares; assisting cus-tomers in designating and changing dividend options, account designations and addresses; and providing other similar share-holder liaison services. In consideration for a separate share-holder processing fee of up to .15% (annualized) of the average daily net asset value of Investor Shares owned by their custom-ers, Service Organizations may provide one or more of these ad-ditional services to such customers: processing purchase and redemption requests from customers and placing orders with the Fund's transfer agent or the Distributor; processing dividend payments from the Fund on behalf of customers; providing sub-accounting with respect to Investor Shares beneficially owned by customers or the information necessary for sub-accounting; and providing other similar services.

               Service Organizations may charge their clients additional fees for account services. Customers who are beneficial owners of Investor Shares should read this Prospectus in light of the terms and fees governing their accounts with Service Organiza-tions.

               The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of under-writing securities. It is intended that the services provided by Service Organizations under their service agreements will not be prohibited under these laws. Under state securities laws, banks and financial institutions that receive payments from the Fund may be required to register as dealers.

EXPENSES Expenses are deducted from the total income of the Portfolio before dividends and distributions are paid. Expenses include, but are not limited to, fees paid to PAMG and the Administra-tors, transfer agency and custodian fees, trustee fees, taxes, interest, professional fees, shareholder servicing and process-ing fees, distribution fees, fees and expenses in registering and qualifying the Portfolio and its shares for distribution under Federal and state securities laws, expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of addi-tional information to existing shareholders, expenses relating to shareholder reports, shareholder meetings and proxy solici-tations, insurance premiums, the expense of independent pricing services, and other expenses which are not expressly assumed by PAMG or the Fund's service providers under their agreements with the Fund. Any general expenses of the Fund that do not be-long to a particular investment portfolio will be allocated among all investment portfolios by or under the direction of the Board of Trustees in a manner the Board determines to be fair and equitable.

                                      19.

--------------------------------------------------------------------------------
WHAT PRICING OPTIONS ARE AVAILABLE TO INVESTORS?
--------------------------------------------------------------------------------

                  The Portfolio offers different pricing options to investors in the form of different share classes. These options are de-scribed below:

                  A SHARES (FRONT-END LOAD)
                   One time, front-end sales charge at time of purchase
                   No charges or fees at any time for redeeming shares
                   Lower ongoing expenses
                   Free exchanges with other A Shares in the Compass Capital Funds family

                  A Shares may make sense for investors with a long-term in-vestment horizon who prefer to pay a one-time front-end sales charge and have reduced ongoing fees.

                  B SHARES (BACK-END LOAD)
                   No front-end sales charge at time of purchase
                   Contingent deferred sales charge (CDSC) if shares are re-deemed, declining over 6 years from a high of 4.50%
                   Free exchanges with other B Shares in the Compass Capital Funds family
                   Automatically convert to A Shares seven years from purchase

                  B Shares may make sense for investors who prefer to pay for professional investment advice on an ongoing basis (asset-based sales charge) rather than with a traditional, one-time front-end sales charge.

                  C SHARES (LEVEL LOAD)
                   No front-end sales charge at time of purchase
                   Contingent deferred sales charge (CDSC) of 1.00% if shares are redeemed within 12 months of purchase
                   Free exchanges with other C Shares in the Compass Capital Funds family

                  C Shares may make sense for shorter term (relative to both A and B Shares) investors who prefer to pay for professional investment advice on an ongoing basis (asset-based sales charge) rather than with a traditional, one-time front-end sales charge. Such investors may plan to make substantial redemptions within 6 years of purchase.

THE PRICING OPTIONS FOR THE PORTFOLIO ARE DESCRIBED IN THE TABLE BELOW:

                            A SHARES       B SHARES              C SHARES
  Maximum Front-End Sales
   Charge                    4.00%          0.00%                 0.00%
  12b-1 Fee                  0.00%*         0.75%                 0.75%
  CDSC (Redemption Charge)   0.00%       4.50%-0.00%              1.00%
                                       (Depends on when    (If redeemed within
                                     shares are redeemed) 12 months of purchase)

*The Portfolio does not expect to incur 12b-1 fees in excess of .005% with re-spect to Investor A Shares during the current fiscal year.

Investors wishing to purchase shares of the Portfolio may do so either by mail-ing the investment application attached to this Prospectus along with a check or by wiring money as specified below under "How Are Shares Purchased?"

                                      20.

--------------------------------------------------------------------------------
WHAT ARE THE KEY CONSIDERATIONS IN SELECTING A PRICING OPTION?
--------------------------------------------------------------------------------

In deciding which class of Investor Shares to purchase, investors should con-sider the following:

Intended Holding Period. Over time, the cumulative distribution fees on the Portfolio's Investor B Shares and Investor C Shares will exceed the expense of the maximum initial sales charge on Investor A Shares. For example, if net as-set value remains constant, the Investor B Shares' and Investor C Shares' ag-gregate distribution fees would be equal to the Investor A Shares' initial max-imum sales charge approximately five years after purchase. Thereafter, Investor B Shares and Investor C Shares would bear higher aggregate expenses. Investor B and Investor C Shares shareholders, however, enjoy the benefit of permitting all their dollars to work from the time the investments are made. Any positive investment return on the additional invested amount would partially or wholly offset the higher annual expenses borne by Investor B Shares and Investor C Shares.

Because the Portfolio's future returns cannot be predicted, however, there can be no assurance that such a positive return will be achieved.

At the end of seven years after the date of purchase, Investor B Shares will convert automatically to Investor A Shares, based on the relative net asset values of shares of each class. Investor B Shares acquired through reinvestment of dividends or distributions are also converted at the earlier of these dates--seven years after the reinvestment date or the date of conversion of the most recently purchased Investor B Shares that were not acquired through rein-vestment. Investor C Shares have no conversion feature.

Unless a sales charge waiver applies, Investor B shareholders also pay a con-tingent deferred sales charge if they redeem during the first six years after purchase, and Investor C shareholders pay a contingent deferred sales charge if they redeem during the first twelve months after purchase. Investors expecting to redeem during these periods should consider the cost of the applicable con-tingent deferred sales charge in addition to the aggregate annual Investor B or Investor C distribution fees, as compared with the cost of the applicable ini-tial sales charges applicable to the Investor A Shares.

Investor B Shares of the Portfolio purchased on or before January 12, 1996 are subject to a CDSC of 4.50% of the lesser of the original purchase price or the net asset value of Investor B Shares at the time of redemption. This deferred sales charge is reduced for shares held more than one year. Investor B Shares of the Portfolio purchased on or before January 12, 1996 convert to Investor A Shares of the Portfolio at the end of six years after purchase. For more infor-mation about Investor B Shares purchased before January 12, 1996 and the de-ferred sales charge payable on their redemption, call PFPC at (800) 441-7762.

Reduced Sales Charges. Because of reductions in the front-end sales charge for purchases of Investor A Shares aggregating $25,000 or more, it may be advanta-geous for investors purchasing large quantities of Investor Shares to purchase Investor A Shares. In any event, the Fund will not accept any purchase order for $1,000,000 or more of Investor B Shares or Investor C Shares.

Waiver of Sales Charges. The entire initial sales charge on Investor A Shares of the Portfolio may be waived for certain eligible purchasers allowing their entire purchase price to be immediately invested in the Portfolio. The contin-gent deferred sales charge may be waived upon redemption of certain Investor B Shares and Investor C Shares.

                                      21.

-------------------------------------------------------------------------------
HOW ARE SHARES PURCHASED?
-------------------------------------------------------------------------------

GENERAL. Initial and subsequent purchase orders may be placed through securi-ties brokers, dealers or financial institutions ("brokers"), or the transfer agent. Generally, individual investors will purchase Investor Shares through a broker who will then transmit the purchase order directly to the transfer agent.

The minimum investment for the initial purchase of shares is $500; there is a $100 minimum for subsequent investments. Purchases through the Automatic In-vestment Plan described below are subject to a lower initial purchase minimum. In addition, the minimum initial investment for employees of the Fund, the Fund's investment adviser, sub-advisers, Distributor or transfer agent or em-ployees of their affiliates is $100, unless payment is made through a payroll deduction program in which case the minimum investment is $25.

When placing purchase orders, investors should specify whether the order is for Investor A, Investor B or Investor C Shares of the Portfolio. All share purchase orders that fail to specify a class will automatically be invested in Investor A Shares.

PURCHASES THROUGH BROKERS. Shares of the Portfolio may be purchased through brokers which have entered into dealer agreements with the Distributor. Pur-chase orders received by a broker and transmitted to the transfer agent before the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time) on a Business Day will be effected at the net asset value determined that day, plus any applicable sales charge. Payment for an order may be made by the broker in Federal funds or other funds immediately avail-able to the Portfolio's custodian no later than 4:00 p.m. (Eastern time) on the third Business Day following receipt of the purchase order.

It is the responsibility of brokers to transmit purchase orders and payment on a timely basis. If payment is not received within the period described above, the order will be canceled, notice thereof will be given, and the broker and its customers will be responsible for any loss to the Fund or its sharehold-ers. Orders of less than $500 may be mailed by a broker to the transfer agent.

PURCHASES THROUGH THE TRANSFER AGENT. Investors may also purchase Investor Shares by completing and signing the Account Application Form and mailing it to the transfer agent, together with a check in at least the minimum initial purchase amount payable to Compass Capital Funds. An Account Application Form may be obtained by calling (800) 441-7762. The name of the Portfolio must also appear on the check or Federal Reserve Draft. Investors may also wire Federal funds in connection with the purchase of shares. The wire instructions must include the name of the Portfolio, specify the class of Investor Shares, and include the name of the account registration and the shareholder account num-ber. Before wiring any funds, an investor must call PFPC at (800) 441-7762 in order to confirm the wire instructions. Purchase orders which are received by PFPC, together with payment, before the close of regular trading hours on the New York Stock Exchange (currently 4:00 p.m. Eastern time) on any Business Day (as defined below) are priced at the applicable net asset value next deter-mined on that day, plus any applicable sales charge.

OTHER PURCHASE INFORMATION. Shares of the Portfolio are sold on a continuous basis by CDI as the Distributor. CDI maintains its principal offices at Four Falls Corporate Center, 6th Floor, West Conshohocken, PA 19428-2961. Purchases may be effected on weekdays on which both the New York Stock Exchange and the Federal Reserve Bank of Philadelphia are open for business (a "Business Day"). Payment for orders which are not received or accepted will be returned after prompt inquiry. The issuance of shares is recorded on the books of the Fund. No certificates will be issued for shares. Payments for shares of the Portfo-lio may, in the discretion of the Fund's investment adviser, be made in the form of securities that are permissible investments for the Portfolio. Compass Capital reserves the right to reject any purchase order or to waive the mini-mum initial investment requirement.

                                      22.

--------------------------------------------------------------------------------
HOW ARE SHARES REDEEMED?
--------------------------------------------------------------------------------

REDEMPTION. Shareholders may redeem their shares for cash at any time. A writ-ten redemption request in proper form must be sent directly to Compass Capital Funds c/o PFPC, P.O. Box 8907, Wilmington, Delaware 19899-8907. Except for the contingent deferred sales charge, if applicable, there is no charge for a re-demption. Shareholders may also place redemption requests through a broker or other institution, which may charge a fee for this service.

WHEN REDEEMING INVESTOR SHARES IN THE PORTFOLIO, SHAREHOLDERS SHOULD INDICATE WHETHER THEY ARE REDEEMING INVESTOR A SHARES, INVESTOR B SHARE OR INVESTOR C SHARES. If a redeeming shareholder owns both Investor A Shares and Investor B Shares or Investor C Shares in the Portfolio, the Investor A Shares will be re-deemed first unless the shareholder indicates otherwise. If a redeeming share-holder owns both Investor B Shares and Investor C Shares in the Portfolio, the redemption order will be processed to minimize the amount of contingent de-ferred sales charge that will be charged unless the shareholder indicates oth-erwise.

Except as noted below, a request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $25,000, or if the proceeds are not to be paid to the record owner at the rec-ord address, or if the shareholder is a corporation, partnership, trust or fi-duciary, signature(s) must be guaranteed by any eligible guarantor institution. Eligible guarantor institutions generally include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

Generally, a properly signed written request with any required signature guar-antee is all that is required for a redemption. In some cases, however, other documents may be necessary. Shareholders holding Investor A Share certificates must send their certificates with the redemption request. Additional documen-tary evidence of authority is required by PFPC in the event redemption is re-quested by a corporation, partnership, trust, fiduciary, executor or adminis-trator.

EXPEDITED REDEMPTIONS. If a shareholder has given authorization for expedited redemption, shares can be redeemed by telephone and the proceeds sent by check to the shareholder or by Federal wire transfer to a single previously desig-nated bank account. Once authorization is on file, PFPC will honor requests by any person by telephone at (800) 441-7762 or other means. The minimum amount that may be sent by check is $500, while the minimum amount that may be wired is $10,000. The Fund reserves the right to change these minimums or to termi-nate these redemption privileges. If the proceeds of a redemption would exceed $25,000, the redemption request must be in writing and will be subject to the signature guarantee requirement described above. This privilege may not be used to redeem Investor A Shares in certificated form. During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to PFPC at P.O. Box 8907, Wilmington, Delaware 19899-8907.

The Fund is not responsible for the efficiency of the Federal wire system or the shareholder's firm or bank. The Fund does not currently charge for wire transfers. The shareholder is responsible for any charges imposed by the share-holder's bank. To change the name of the single designated bank account to re-ceive wire redemption proceeds, it is necessary to send a written request (with a guaranteed signature as described above) to Compass Capital Funds c/o PFPC, P.O. Box 8907, Wilmington, Delaware 19899-8907.

The Fund reserves the right to refuse a telephone redemption if it believes it advisable to do so. The Fund, the Administrators and the Distributor will em-ploy reasonable procedures to confirm that instructions communicated by tele-phone are genuine. The Fund, the Administrators and the Distributor will not be liable for any loss, liability, cost or expense for acting upon telephone in-structions reasonably believed to be genuine in accordance with such proce-dures.

                                      23.

--------------------------------------------------------------------------------

ACCOUNTS WITH LOW BALANCES. The Fund reserves the right to redeem a sharehold-er's account in the Portfolio at any time the net asset value of such account falls below the minimum initial investment requirement amount as the result of a redemption or an exchange request. A shareholder will be notified in writing that the value of the shareholder's account in the Portfolio is less than the required amount and will be allowed 30 days to make additional investments be-fore the redemption is processed.

PAYMENT OF REDEMPTION PROCEEDS. The redemption price for shares is their net asset value per share next determined after the request for redemption is re-ceived in proper form by the Compass Capital Funds c/o PFPC, P.O. Box 8907, Wilmington, Delaware 19899-8907. Proceeds from the redemption of Shares will be reduced by the amount of any applicable contingent deferred sales charge. Un-less another payment option is used as described above, payment for redeemed shares is normally made by check mailed within seven days after acceptance by PFPC of the request and any other necessary documents in proper order. Payment may, however, be postponed or the right of redemption suspended as provided by the rules of the SEC. If the shares to be redeemed have been recently purchased by check, the Fund's transfer agent may delay the payment of redemption pro-ceeds, which may be a period of up to 15 days after the purchase date, pending a determination that the check has cleared.

The Fund may also suspend the right of redemption or postpone the date of pay-ment upon redemption for such periods as are permitted under the 1940 Act, and may redeem shares involuntarily or make payment for redemption in securities or other property when determined appropriate in light of the Fund's responsibili-ties under the 1940 Act. See "Purchase and Redemption Information" in the Statement of Additional Information for examples of when such redemption might be appropriate.

                                      24.

--------------------------------------------------------------------------------
WHAT ARE THE SHAREHOLDER FEATURES OF THE FUND?
--------------------------------------------------------------------------------

Compass Capital Funds offers shareholders many special features which enable an investor to have greater investment flexibility as well as greater access to information about the Fund throughout the investment period.

Additional information on each of these features is available from PFPC by calling (800) 441-7762.

EXCHANGE PRIVILEGE. Investor A, Investor B and Investor C Shares of the Portfo-lio may be exchanged for shares of the same class of other portfolios of the Fund which offer that class of shares, based on their respective net asset val-ues. Exchanges of Investor A Shares may be subject to the difference between the sales charge previously paid on the exchanged shares and the higher sales charge (if any) payable with respect to the shares acquired in the exchange.

Investor A Shares of money market portfolios of the Fund that were (1) acquired through the use of the exchange privilege and (2) can be traced back to a pur-chase of shares in one or more investment portfolios of the Fund for which a sales charge was paid, can be exchanged for Investor A Shares of the Portfolio subject to differential sales charges as applicable.

The exchange of Investor B and Investor C Shares will not be subject to a CDSC, which will continue to be measured from the date of the original purchase and will not be affected by exchanges.

A shareholder wishing to make an exchange may do so by sending a written re-quest to PFPC at the address given above. Shareholders are automatically pro-vided with telephone exchange privileges when opening an account, unless they indicate on the Application that they do not wish to use this privilege. Share-holders holding share certificates are not eligible to exchange Investor A Shares by phone because share certificates must accompany all exchange re-quests. To add this feature to an existing account that previously did not pro-vide for this option, a Telephone Exchange Authorization Form must be filed with PFPC. This form is available from PFPC. Once this election has been made, the shareholder may simply contact PFPC by telephone at (800) 441-7762 to re-quest the exchange. During periods of substantial economic or market change, telephone exchanges may be difficult to complete and shareholders may have to submit exchange requests to PFPC in writing.

If the exchanging shareholder does not currently own shares of the investment portfolio whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain options and broker of record as the account from which shares are exchanged, unless otherwise speci-fied in writing by the shareholder with all signatures guaranteed by an eligi-ble guarantor institution as defined above. In order to participate in the Au-tomatic Investment Program or establish a Systematic Withdrawal Plan for the new account, however, an exchanging shareholder must file a specific written request.

Any share exchange must satisfy the requirements relating to the minimum ini-tial investment requirement, and must be legally available for sale in the state of the investor's residence. For Federal income tax purposes, a share ex-change is a taxable event and, accordingly, a capital gain or loss may be real-ized. Before making an exchange request, shareholders should consult a tax or other financial adviser and should consider the investment objective, policies and restrictions of the investment portfolio into which the shareholder is mak-ing an exchange, as set forth in the applicable Prospectus. Brokers may charge a fee for handling exchanges.

The Fund reserves the right to modify or terminate the exchange privilege at any time. Notice will be given to shareholders of any material modification or termination except where notice is not required.

                                      25.

-------------------------------------------------------------------------------

The Fund reserves the right to reject any telephone exchange request. Tele-phone exchanges may be subject to limitations as to amount or frequency, and to other restrictions that may be established from time to time to ensure that exchanges do not operate to the disadvantage of any portfolio or its share-holders. The Fund, the Administrators and the Distributor will employ reason-able procedures to confirm that instructions communicated by telephone are genuine. The Fund, the Administrators and the Distributor will not be liable for any loss, liability, cost or expense for acting upon telephone instruc-tions reasonably believed to be genuine in accordance with such procedures. Exchange orders may also be sent by mail to the shareholder's broker or to PFPC at P.O. Box 8907, Wilmington, Delaware 19899-8907.

AUTOMATIC INVESTMENT PLAN ("AIP"). An investor in shares of the Portfolio may arrange for periodic investments in the Portfolio through automatic deductions from a checking or savings account by completing the AIP Application Form which may be obtained from PFPC. The minimum pre-authorized investment amount is $50.

RETIREMENT PLANS. Portfolio shares may be purchased in conjunction with indi-vidual retirement accounts ("IRAs") and rollover IRAs where PNC Bank or any of its affiliates acts as custodian. For further information as to applications and annual fees, contact the Distributor. To determine whether the benefits of an IRA are available and/or appropriate, a shareholder should consult with a tax adviser.

SYSTEMATIC WITHDRAWAL PLAN ("SWP"). The Fund offers a Systematic Withdrawal Plan which may be used by investors who wish to receive regular distributions from their accounts. Upon commencement of the SWP, the account must have a current value of $10,000 or more in the Portfolio. Shareholders may elect to receive automatic cash payments of $100 or more either monthly, every other month, quarterly, three times a year, semi-annually, or annually. Automatic withdrawals are normally processed on the 25th day of the applicable month or, if such day is not a Business Day, on the next Business Day and are paid promptly thereafter. An investor may utilize the SWP by completing the SWP Ap-plication Form which may be obtained from PFPC.

Shareholders should realize that if withdrawals exceed income dividends their invested principal in the account will be depleted. To participate in the SWP, shareholders must have their dividends automatically reinvested and may not hold share certificates. Shareholders may change or cancel the SWP at any time, upon written notice to PFPC. Purchases of additional Investor A Shares of the Fund concurrently with withdrawals may be disadvantageous to investors because of the sales charges involved and, therefore, is discouraged. No con-tingent deferred sales charge will be assessed on redemptions of Investor B or Investor C Shares made through the SWP that do not exceed 12% of an account's net asset value on an annualized basis. For example, monthly, quarterly and semi-annual SWP redemptions of Investor B Shares will not be subject to the CDSC if they do not exceed 1%, 3% and 6%, respectively, of an account's net asset value on the redemption date. SWP redemptions of Investor B or Investor C Shares in excess of this limit are still subject to the applicable CDSC.

                                      26.

--------------------------------------------------------------------------------
WHAT IS THE SCHEDULE OF SALES CHARGES AND EXEMPTIONS?
--------------------------------------------------------------------------------

INVESTOR A     Investor A Shares are subject to a front-end sales charge de-
SHARES         termined in accordance with the following schedule:

                                                           REALLOWANCE
                                                               OR
                                       SALES                PLACEMENT
                                     CHARGE AS    SALES       FEES
                                         %      CHARGE AS  TO DEALERS
                                        OF          %       (AS % OF
        AMOUNT OF TRANSACTION        OFFERING    OF NET     OFFERING
          AT OFFERING PRICE            PRICE   ASSET VALUE   PRICE)
  Less than $25,000                    4.00%      4.17%       3.50%
  $25,000 but less than $50,000        3.75       3.90        3.25
  $50,000 but less than $100,000       3.50       3.63        3.00
  $100,000 but less than $250,000      3.00       3.09        2.50
  $250,000 but less than $500,000      2.00       2.04        1.50
  $500,000 but less than $1,000,000    1.00       1.01        0.75
  $1,000,000 and over                  0.00*      0.00*       0.75**

*There is no initial sales charge on the purchase of $1,000,000 or more of In-vestor A Shares; however, a contingent deferred sales charge of 1.00% will be imposed on the lesser of the net asset value of the shares on the purchase or redemption date for shares redeemed within 18 months after purchase.
**The Distributor may pay placement fees to dealers of up to 0.75% of the of-fering price on purchases of Investor A Shares of $1,000,000 or more.

During special promotions, the entire sales charge may be reallowed to dealers. Dealers who receive 90% or more of the sales charge may be deemed to be "under-writers" under the 1933 Act. The amount of the sales charge not reallowed to dealers may be paid to broker-dealer affiliates of PNC Bank Corp. who provide sales support services. The Distributor, CCG and/or their affiliates may also pay additional compensation, out of their assets and not as an additional charge to the Portfolio, to dealers in connection with the sale and distribu-tion of shares (such as additional payments based on new sales), and may, sub-ject to applicable NASD regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor vari-ous educational programs, sales contests and promotions in which participants may receive reimbursement of expenses, entertainment and prizes such as travel awards, merchandise and cash. For further information, see "Investment Adviso-ry, Administration, Distribution and Servicing Arrangements" in the Statement of Additional Information.

SALES CHARGE WAIVERS--INVESTOR A SHARES. The following persons associated with the Fund, the Distributor, the Fund's investment adviser, sub-advisers or transfer agent and their affiliates may buy Investor A Shares without paying a sales charge to the extent permitted by these firms: (a) officers, directors and partners (and their spouses and minor children); (b) employees and retirees (and their spouses and minor children); (c) registered representatives of bro-kers who have entered into selling agreements with the Distributor; (d) spouses or children of such persons; and (e) any trust, pension, profit-sharing or other benefit plan for any of the persons set forth in (a) through (c). The following persons may also buy Investor A Shares without paying a sales charge:
(a) persons investing through an authorized payroll deduction plan; (b) persons investing through an authorized investment plan for organizations which operate under Section 501(c)(3) of the Internal Revenue Code; (c) registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in the Portfolio, provided that the aggregate amount invested pursuant to this exemption equals at least $250,000; and (d) persons participating in a "wrap account" or similar program under which they pay advisory fees to a broker-dealer or other finan-cial institution. INVESTORS WHO QUALIFY FOR ANY OF THESE EXEMPTIONS FROM THE SALES CHARGE MUST PURCHASE INVESTOR A SHARES.

                                      27.

-------------------------------------------------------------------------------

QUALIFIED PLANS. The sales charge (as a percentage of the offering price) pay-able by qualified employee benefit plans ("Qualified Plans") having at least 20 employees eligible to participate on purchases of Investor A Shares of the Portfolio aggregating less than $500,000 will be 1.00%. No sales charge will apply to purchases by Qualified Plans of Investor A Shares aggregating $500,000 and above. The sales charge payable by Qualified Plans having less than 20 employees eligible to participate on purchases of Investor A Shares of the Portfolio aggregating less than $500,000 will be 2.50%. The above sched-ules will apply to purchases by such Qualified Plans of Investor A Shares ag-gregating $500,000 and above.

QUANTITY DISCOUNTS. As shown above, larger purchases may reduce the sales charge price. Upon notice to the investor's broker or the transfer agent, pur-chases of Investor A Shares made at any one time by the following persons may be considered when calculating the sales charge: (a) an individual, his or her spouse, and their children under the age of 21; (b) a trustee or fiduciary of a single trust estate or single fiduciary account; or (c) any organized group which has been in existence for more than six months, if it is not organized for the purpose of buying redeemable securities of a registered investment company, and if the purchase is made through a central administrator, or through a single dealer, or by other means which result in economy of sales effort or expense. An organized group does not include a group of individuals whose sole organizational connection is participation as credit card holders of a company, policyholders of an insurance company, customers of either a bank or broker/dealer or clients of an investment adviser. Purchases made by an organized group may include, for example, a trustee or other fiduciary pur-chasing for a single fiduciary account or other employee benefit plan pur-chases made through a payroll deduction plan.

REDUCED SALES CHARGES--INVESTOR A SHARES

RIGHT OF ACCUMULATION. Under the Right of Accumulation, the current value of an investor's existing Investor A Shares in the Portfolio that are subject to a front-end sales charge or the total amount of an investor's initial invest-ment in such shares, less redemptions (whichever is greater) may be combined with the amount of the investor's current purchase in determining the applica-ble sales charge. IN ORDER TO RECEIVE THE CUMULATIVE QUANTITY REDUCTION, PRE-VIOUS PURCHASES OF INVESTOR A SHARES MUST BE CALLED TO THE ATTENTION OF PFPC BY THE INVESTOR AT THE TIME OF THE CURRENT PURCHASE.

REINVESTMENT PRIVILEGE. Upon redemption of Investor A Shares of the Portfolio (or Investor A Shares of another non-money market portfolio of the Fund), a shareholder has a one-time right, to be exercised within 60 days, to reinvest the redemption proceeds without any sales charges. PFPC must be notified of the reinvestment in writing by the purchaser, or by his or her broker, at the time the purchase is made in order to eliminate a sales charge. An investor should consult a tax adviser concerning the tax consequences of use of the re-investment privilege.

INVESTMENTS OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. Investors may purchase Investor A Shares at net asset value, without a sales charge, with the proceeds from the redemption of shares of any other investment com-pany which were sold with a sales charge or commission. This does not include shares of an affiliated mutual fund which were or would be subject to a con-tingent deferred sales charge upon redemption. Such purchases must be made within 60 days of the redemption, and the Fund must be notified by the in-vestor in writing, or by his or her financial institution, at the time the purchase of Investor A Shares is made.

LETTER OF INTENT. An investor may qualify for a reduced sales charge immedi-ately by signing a Letter of Intent stating the investor's intention to invest during the next 13 months a specified amount in Investor A Shares which, if made at one time, would qualify for a reduced sales charge. The Letter of In-tent may be signed at any time within 90 days after the first investment to be included in the Letter of Intent. The initial investment must meet the minimum initial investment requirement and represent at least 5% of the total intended investment. THE INVESTOR MUST INSTRUCT PFPC UPON MAKING SUBSEQUENT PURCHASES THAT SUCH PURCHASES ARE SUBJECT TO A LETTER OF INTENT. All dividends and capi-tal gains of the Portfolio that are invested in additional Investor A Shares of the Portfolio are applied to the Letter of Intent.

                                      28.

--------------------------------------------------------------------------------

During the term of a Letter of Intent, the Fund's transfer agent will hold In-vestor A Shares representing 5% of the indicated amount in escrow for payment of a higher sales load if the full amount indicated in the Letter of Intent is not purchased. The escrowed Investor A Shares will be released when the full amount indicated has been purchased. Any redemptions made during the 13-month period will be subtracted from the amount of purchases in determining whether the Letter of Intent has been completed.

If the full amount indicated is not purchased within the 13-month period, the investor will be required to pay an amount equal to the difference between the sales charge actually paid and the sales charge the investor would have had to pay on his or her aggregate purchases if the total of such purchases had been made at a single time. If remittance is not received within 20 days of the ex-piration of the 13-month period, PFPC, as attorney-in-fact, pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Investor A Shares held in escrow to realize the difference.

PURCHASES OF INVESTOR B SHARES. Investor B Shares are subject to a deferred sales charge at the rates set forth in the chart below if they are redeemed within six years of purchase. The deferred sales charge on Investor B Shares is based on the lesser of the offering price or the net asset value of the In-vestor B Shares on the redemption date. Dealers will generally receive commis-sions equal to 4.00% of the Investor B Shares sold by them plus ongoing fees under the Fund's Distribution and Service Plan and described under "Who Manages The Fund?" Dealers may not receive a commission in connection with sales of In-vestor B Shares to certain retirement plans sponsored by the Fund, CCG or its affiliates, but may receive fees under the Distribution and Service Plan. These commissions and payments may be different than the reallowances, placement fees and commissions paid to dealers in connection with sales of Investor A Shares and Investor C Shares. See "What Is The Schedule Of Sales Charges And Exemp-tions--Investor A Shares" for information on additional sales incentives which the Distributor, CCG and/or their affiliates may provide to dealers in connec-tion with the sale of shares.

The amount of any contingent deferred sales charge an investor must pay on In-vestor B Shares depends on the number of years that elapse between the purchase date and the date the Investor B Shares are redeemed as set forth in the fol-lowing chart:

                                               CONTINGENT DEFERRED
                                               SALES CHARGE (AS A
              NUMBER OF YEARS              PERCENTAGE OF DOLLAR AMOUNT
          ELAPSED SINCE PURCHASE             SUBJECT TO THE CHARGE)
      Less than one                                   4.50%
      More than one, but less than two                4.00
      More than two, but less than three              3.50
      More than three, but less than four             3.00
      More than four, but less than five              2.00
      More than five, but less than six               1.00
      More than six, but less than seven              0.00

PURCHASES OF INVESTOR C SHARES. Investor C Shares are subject to a deferred sales charge of 1.00% based on the lesser of the offering price or the net as-set value of the Investor C Shares on the redemption date if redeemed within twelve months after purchase. Dealers will generally receive commissions equal to 1.00% of the Investor C Shares sold by them plus ongoing fees under the Fund's Distribution and Service Plan as described above under "Who Manages the Fund?" Dealers may not receive a commission in connection with sales of In-vestor C Shares to certain retirement plans sponsored by the Fund, CCG or its affiliates, but may receive fees under the Distribution and Service Plan. These commissions and payments may be different than the reallowances, placement fees and commissions paid to dealers in connection with sales of Investor A Shares and Investor B Shares. See "What Is The Schedule Of Sales Charges And Exemp-tions--Investor A Shares" for information on additional sales incentives which the Distributor, CCG and/or their affiliates may provide to dealers in connec-tion with the sale of shares.

                                      29.

--------------------------------------------------------------------------------

EXEMPTIONS FROM THE CONTINGENT DEFERRED SALES CHARGE. The contingent deferred sales charge on Investor B Shares and Investor C Shares is not charged in con-nection with: (1) exchanges described in "What Are the Shareholder Features of the Fund?--Exchange Privilege"; (2) redemptions made in connection with minimum required distributions from IRA, 403(b)(7) and Qualified Plan accounts due to the shareholder reaching age 70 1/2; (3) redemptions made with respect to cer-tain retirement plans sponsored by the Fund, CCG or its affiliates; (4) redemp-tions in connection with a shareholder's death or disability (as defined in the Internal Revenue Code) subsequent to the purchase of Investor B Shares or In-vestor C Shares; (5) involuntary redemptions of Investor B or Investor C Shares in accounts with low balances as described in "How Are Shares Redeemed?"; and
(6) redemptions made pursuant to the Systematic Withdrawal Plan, subject to the limitations set forth above under "What Are the Shareholder Features of the Fund?--Systematic Withdrawal Plan." In addition, no contingent deferred sales charge is charged on Investor B or Investor C Shares acquired through the rein-vestment of dividends or distributions.

When an investor redeems Investor B or Investor C Shares, the redemption order is processed to minimize the amount of the contingent deferred sales charge that will be charged. Investor B and Investor C Shares are redeemed first from those shares that are not subject to the deferred sales load (i.e., shares that were acquired through reinvestment of dividends or distributions) and after that from the shares that have been held the longest.

                                      30.

--------------------------------------------------------------------------------
HOW IS NET ASSET VALUE CALCULATED?
--------------------------------------------------------------------------------

Net asset value is calculated separately for each class of Investor Shares of the Portfolio as of the close of regular trading hours on the NYSE (currently 4:00 p.m. Eastern Time) on each Business Day by dividing the value of all secu-rities and other assets owned by the Portfolio that are allocated to a particu-lar class of shares, less the liabilities charged to that class, by the number of shares of the class that are outstanding.

Most securities held by the Portfolio are priced based on their market value as determined by reported sales prices, or the mean between bid and asked prices that are provided by securities dealers or pricing services. Securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Board of Trustees. The amortized cost method of valuation will also be used with respect to debt obligations with sixty days or less remaining to maturity unless the Portfolio's sub-adviser under the supervision of the Board of Trustees deter-mines such method does not represent fair value.

HOW FREQUENTLY ARE DIVIDENDS AND DISTRIBUTIONS MADE TO INVESTORS?
--------------------------------------------------------------------------------

The Portfolio will distribute substantially all of its net investment income and net realized capital gains, if any, to shareholders. All distributions are reinvested at net asset value in the form of additional full and fractional shares of the same class of shares of the Portfolio unless a shareholder elects otherwise. Such election, or any revocation thereof, must be made in writing to PFPC, and will become effective with respect to dividends paid after its re-ceipt by PFPC. The Portfolio will declare a dividend each day on "settled" shares (i.e. shares for which the Portfolio has received payment in Federal funds) on the first Business Day after a purchase order is placed with the Fund. Payments by check are normally converted to Federal funds within two Business Days of receipt. Over the course of a year, substantially all of the Portfolio's net investment income will be declared as dividends. The amount of the daily dividend for the Portfolio will be based on periodic projections of its net investment income. All dividends are paid within ten days after the end of each month. Net realized capital gains (including net short-term capital gains), if any, will be distributed by the Portfolio at least annually.

                                      31.

--------------------------------------------------------------------------------
HOW ARE FUND DISTRIBUTIONS TAXED?
--------------------------------------------------------------------------------

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. If the Portfolio qualifies, it generally will be relieved of Federal income tax on amounts dis-tributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on distributions (except distributions that are "exempt interest dividends" or are treated as a return of capital), regardless of whether the distributions are paid in cash or reinvested in additional Shares.

Distributions paid out of the Portfolio's "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, will be taxed to shareholders as long-term capital gain, regardless of the length of time a shareholder holds the Shares. All other distributions, to the extent taxable, are taxed to shareholders as ordinary income.

The Fund will send written notices to shareholders annually regarding the tax status of distributions made by the Portfolio. Dividends declared in October, November or December of any year payable to shareholders of record on a speci-fied date in those months will be deemed to have been received by the share-holders on December 31 of such year, if the dividends are paid during the fol-lowing January.

An investor considering buying Shares on or just before a dividend record date should be aware that the amount of the forthcoming dividend payment, although in effect a return of capital, will be taxable.

A taxable gain or loss may be realized by a shareholder upon the redemption, transfer or exchange of shares depending upon their tax basis and their price at the time of redemption, transfer or exchange. Generally, shareholders may include sales charges paid on the purchase of shares in their tax basis for the purposes of determining gain or loss on a redemption, transfer or exchange of such shares. However, if a shareholder exchanges the shares for shares of an-other portfolio of the Fund within 90 days of purchase and is able to reduce the sales charges applicable to the new shares (by virtue of the Fund's ex-change privilege), the amount equal to such reduction may not be included in the tax basis of the shareholder's exchanged shares for the purpose of deter-mining gain or loss but may be included (subject to the same limitation) in the tax basis of the new Shares.

Any loss upon the sale or exchange of shares held for six months or less will be disallowed for Federal income tax purposes to the extent of any exempt in-terest dividends received by the shareholder.

This is not an exhaustive discussion of applicable tax consequences, and in-vestors may wish to contact their tax advisers concerning an investment in the Portfolio. Dividends paid by the Portfolio may be taxable to investors under state or local law as dividend income even though all or a portion of the divi-dends may be derived from interest on obligations which, if realized directly, would be exempt from such income taxes. In addition, future legislative or ad-ministrative changes or court decisions may materially affect the tax conse-quences of investing in the Portfolio. Shareholders who are non-resident alien individuals, foreign trusts or estates, foreign corporations or foreign part-nerships may be subject to different U.S. Federal income tax treatment.

                                      32.

--------------------------------------------------------------------------------
HOW IS THE FUND ORGANIZED?
--------------------------------------------------------------------------------

The Fund was organized as a Massachusetts business trust on December 22, 1988 and is registered under the 1940 Act as an open-end management investment com-pany. On January 12, 1996 the Fund changed its name from The PNC(R) Fund to Compass Capital FundsSM. The Declaration of Trust authorizes the Board of Trustees to classify and reclassify any unissued shares into one or more clas-ses of shares. Pursuant to this authority, the Trustees have authorized the is-suance of an unlimited number of shares in thirty investment portfolios. The Portfolio offers five separate classes of shares--Institutional Shares, Service Shares, Investor A Shares, Investor B Shares and Investor C Shares. This pro-spectus relates only to Investor A Shares, Investor B Shares and Investor C Shares of the Portfolio.

Shares of each class bear their pro rata portion of all operating expenses paid by the Portfolio, except transfer agency fees and amounts payable under the Fund's Distribution and Service Plan. In addition, each class of Investor Shares is sold with different sales charges. Because of these "class expenses" and sales charges, the performance of the Portfolio's Institutional Shares is expected to be higher than the performance of the Portfolio's Service Shares, and the performance of both the Institutional Shares and Service Shares of the Portfolio is expected to be higher than the performance of the Portfolio's three classes of Investor Shares. The performance of each class of Investor Shares may be different. The Fund offers various services and privileges in connection with its Investor Shares that are not generally offered in connec-tion with its Institutional and Service Shares, including an automatic invest-ment plan and an automatic withdrawal plan. For further information regarding the Fund's Institutional and Service Share classes, contact PFPC at
(800) 441-7764.

Each share of the Portfolio has a par value of $.001, represents an interest in the Portfolio and is entitled to the dividends and distributions earned on the Portfolio's assets as are declared in the discretion of the Board of Trustees. The Fund's shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by class, except where otherwise required by law or as deter-mined by the Board of Trustees. The Fund does not currently intend to hold an-nual meetings of shareholders for the election of trustees (except as required under the 1940 Act). For a further discussion of the voting rights of share-holders, see "Additional Information Concerning Shares" in the Statement of Ad-ditional Information.

On November 30, 1996, PNC Bank held of record approximately 70% of the Fund's outstanding shares, as trustee on behalf of individual and institutional in-vestors, and may be deemed a controlling person of the Fund under the 1940 Act. PNC Bank is a subsidiary of PNC Bank Corp., a multi-bank holding company.

                                      33.

--------------------------------------------------------------------------------
HOW IS PERFORMANCE CALCULATED?
--------------------------------------------------------------------------------

Performance information for each class of Investor Shares of the Portfolio may be quoted in advertisements and communications to shareholders. Total return will be calculated on an average annual total return basis for various periods. Average annual total return reflects the average annual percentage change in value of an investment in Investor Shares of the Portfolio over the measuring period. Total return may also be calculated on an aggregate total return basis. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return assume that dividend and capital gain distributions made by the Portfolio with respect to a class of shares are reinvested in shares of the same class, and also reflect the maximum sales load charged by the Portfolio with respect to a class of shares. When, however, the Portfolio compares the total return of a share class to that of other funds or relevant indices, total return may also be computed without re-flecting the sales load.

The yield of a class of shares is computed by dividing the Portfolio's net in-come per share allocated to that class during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis.

The performance of a class of the Portfolio's Investor Shares may be compared to the performance of other mutual funds with similar investment objectives and to relevant indices, as well as to ratings or rankings prepared by independent services or other financial or industry publications that monitor the perfor-mance of mutual funds. For example, the performance of a class of the Portfo-lio's Investor Shares may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Weisenberger Investment Company Service, and with the performance of the Lehman GMNA Index, the T-Bill Index and the "stocks, bonds and inflation index" published annually by Ibbotson Associates and the Lehman Government Corporate Bond Index, as well as the benchmark attached to this Prospectus. Performance information may also in-clude evaluations of the Portfolio and its share classes published by nation-ally recognized ranking services, and information as reported in financial pub-lications such as Business Week, Fortune, Institutional Investor, Money Maga-zine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature.

In addition to providing performance information that demonstrates the actual yield or return of a class of shares of the Portfolio, the Portfolio may pro-vide other information demonstrating hypothetical investment returns. This in-formation may include, but is not limited to, illustrating the compounding ef-fects of a dividend in a dividend reinvestment plan or the impact of tax-de-ferred investing.

Performance quotations for shares of the Portfolio represent past performance and should not be considered representative of future results. The investment return and principal value of an investment in the Portfolio will fluctuate so that an investor's Investor Shares, when redeemed, may be worth more or less than their original cost. Since performance will fluctuate, performance data for Investor Shares of the Portfolio cannot necessarily be used to compare an investment in such shares with bank deposits, savings accounts and similar in-vestment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Performance is generally a function of the kind and quality of the instruments held in the Portfolio, portfolio maturity, oper-ating expenses and market conditions. Any fees charged by brokers or other in-stitutions directly to their customer accounts in connection with investments in Investor Shares will not be included in the Portfolio's performance calcula-tions.

                                      34.

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of the Compass Capital Funds:

We have audited the accompanying statements of assets and liabilities, includ-ing the schedules of investments, of the Short Government Bond, Intermediate Government Bond, Intermediate Bond, Core Bond, Government Income, Managed In-come, International Bond, Tax-Free Income and New Jersey Tax-Free Income Port-folios of the Compass Capital Fund, and the statements of net assets of the Pennsylvania Tax-Free Income and Ohio Tax-Free Income Portfolios of the Compass Capital Funds as of September 30, 1996, and the related statements of opera-tions for the periods then ended, the statements of changes in net assets for each of the two years (or periods) in the period then ended, and the financial highlights for each of the periods presented (except for those statements which have been audited by other auditors as discussed below). These financial state-ments and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net as-sets for the year ended June 30, 1995, and the financial highlights for the year ended June 30, 1995 and each of the prior periods presented of the Short Government Bond and Core Bond Portfolios, formerly the BFM Institutional Trust Short Duration and Core Fixed Income Portfolios (the "BFM Funds"), respectively were audited by other auditors, whose report dated August 7, 1995 expressed an unqualified opinion thereon.

We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial high-lights are free of materials misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments held by the custodian and brokers as of September 30, 1996. An audit also includes assess-ing the accounting principles used and significant estimates made by manage-ment, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Compass Capital Funds (Short Government Bond, Intermediate Government Bond, In-termediate Bond, Core Bond, Government Income, Managed Income, International Bond, Tax-Free Income, Pennsylvania Tax-Free Income, New Jersey Tax-Free and Ohio Tax-Free Income Portfolios), as of September 30, 1996, and the results of their operations for the periods then ended, the changes in their net assets for each of the two years (or periods) in the period then ended (except for the year ended June 30, 1995 for the BFM Funds which have been audited by other au-ditors), and the financial highlights for each of the periods presented (except for the year ended June 30, 1995 and prior periods for the BFM Funds which have been audited by other auditors), in conformity with generally accepted account-ing principles.

COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
November 22, 1996

                                      35.

--------------------------------------------------------------------------------
HOW CAN I GET MORE INFORMATION?
--------------------------------------------------------------------------------

Below is a brief description of how investors can easily access information about the Compass Capital Funds.

 FUND INFORMATION          HOURS AVAILABLE           PHONE INFORMATION
 MUTUAL FUND SPECIALISTS   9 AM to 6 PM, E.S.T.      toll-free 888-4COMPASS
 Available to provide      Monday through Friday     toll-free 888-426-6727
 performance and market                              toll-free 800-388-8734
 trends.
 PORTFOLIO MANAGERS        9 AM to 6 PM, E.S.T.      toll-free 888-4COMPASS
 COMMENTARY                Monday through Friday     toll-free 888-426-6727
 (Audio recording updated                            toll-free 800-388-8734
 periodically)
 SHAREHOLDER SERVICES
 TELEPHONE ACCESS:         24 Hours, 7 days a week   toll-free 800-441-7762
 ACCOUNT SERVICE           8:30 to 5 PM, E.S.T.      toll-free 800-441-7762
 REPRESENTATIVES:          Monday through Friday
 Available to discuss
 account balance
 information, mutual fund
 prospectus, literature
 and discuss programs and
 services available.
 PURCHASES AND             8:30 to 5 PM, E.S.T.      toll-free 800-441-7762
 REDEMPTIONS:              Monday through Friday
 WORLD WIDE WEB:
 Access general fund       24 Hours, 7 days a week   http://www.compassfunds.com
 information and specific
 fund performance.
 Request mutual fund
 prospectuses and
 literature. Forward
 mutual fund inquiries.
 E-MAIL:
 Request prospectuses and  24 Hours, 7 days a week   funds@compassfunds.com
 literature. Forward
 mutual fund inquiries.
 WRITTEN CORRESPONDENCE:   POST OFFICE BOX ADDRESS   STREET ADDRESS
                           Compass Capital Funds     Compass Capital Funds
                           c/o PFPC Inc.             c/o PFPC Inc.
                           P.O. Box 8907             400 Bellevue Parkway
                           Wilmington, DE 19899-8907 Wilmington, DE 19809

                                      36.

                                    APPENDIX

   CORE BOND
   PORTFOLIO
  PERFORMANCE
   BENCHMARK                            DESCRIPTION

Lehman Aggregate  The Lehman Aggregate contains issues that meet the following criteria:
                  . At least $100 million par amount outstanding for entry and exit
                  . Rated investment grade (at least Baa-3) by Moody's or S&P (if not rated by Moody's)
                  . At least one year at maturity
                  . Coupon must have a fixed rate
                  . Excludes CMOs, ARMs, manufactured homes, non-agency bonds, buydowns, graduated equity mortgages, project loans and non-conforming ("jumbo") mortgages
                  . As of November 1996, the composition of the Lehman Brothers Aggregate Index is:
                  52% allocation to Treasury and government securities
                  29% allocation to mortgage-backed securities
                  19% allocation to corporate and asset-backed securities

                                                          COMPASS CAPITAL FUNDS
THE COMPASS CAPITAL FUNDS

Compass Capital Funds is a leading mutual fund company currently managing in excess of $11 billion in 30 portfolios designed to fit a broad range of investment goals. Each portfolio is managed by recognized experts in equity, fixed income, international, and tax-free investing who adhere to a pure investment styleSM.

STOCK PORTFOLIOS
--------------------------------------------------------------------------------

    Large Cap Growth Equity             Small Cap Growth Equity
    Large Cap Value Equity              Small Cap Value Equity
    Mid-Cap Growth Equity               International Equity
    Mid-Cap Value Equity                International Emerging Markets
                                        Index Equity
                                        Select Equity

STOCK & BOND PORTFOLIOS
--------------------------------------------------------------------------------

    Balanced

BOND PORTFOLIOS
--------------------------------------------------------------------------------

    Low Duration Bond                   Government Income
    Intermediate Government Bond        Managed Income
    Intermediate Bond                   International Bond
    Core Bond

TAX-FREE BOND PORTFOLIOS
--------------------------------------------------------------------------------

    Tax-Free Income                     New Jersey Tax-Free Income
    Pennsylvania Tax-Free Income        Ohio Tax-Free Income

MONEY MARKET PORTFOLIOS
--------------------------------------------------------------------------------

    Money Market                        North Carolina Municipal Money Market
    U.S. Treasury Money Market          Ohio Municipal Money Market
    Municipal Money Market              Pennsylvania Municipal Money Market
    New Jersey Municipal Money Market   Virginia Municipal Money Market

The Compass Capital Funds
--------------------------------------------------------------------------------
NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTA-TIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL IN-FORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING
MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PRO-SPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN
ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                               -----------------



                                   CORE BOND
                                   PORTFOLIO

                                INVESTOR SHARES



                                   Prospectus

                                January 1, 1997

[LOGO] COMPASS CAPITAL FUNDS

                                                        BOND ACCOUNT APPLICATION

                                                  Mail completed application to:
PFPC Inc.--Attention: Compass Capital Funds, P.O. Box 8907, Wilmington, Delaware
                                                                      19899-8907
      Call Shareholder Services at 1-800-441-7762 for assistance completing this application.
[ ] New Account
[ ] Existing Account #
                       ----------

--------------------------------------------------------------------------------
1. REGISTRATION
--------------------------------------------------------------------------------

PLEASE PRINT

                                                                                    [ ] Individual
----------------------------------------------------------------------------------
Owner                           Social Security #/Tax Identification #

                                                                                    [ ] Joint Tenant With Rights of Survivorship
----------------------------------------------------------------------------------
Co-owner*, Minor, Trust         Social Security #/Tax Identification #              [ ] Custodian
                                                                                    [ ] UGMA            (State)
----------------------------------------------------------------------------------          ------------
Street Address
                                                                                    [ ] Trust
----------------------------------------------------------------------------------
City                            State                   Zip Code                    [ ] Corporation

                                                                                    [ ] Other
----------------------------------------------------------------------------------           -------------------------
Telephone # (Day)                               (Evening)

Citizen(s) of [ ] USA or [ ] Other, please specify
                                                   -------------------------------------------------------------------

* For joint registration, both must sign the application in Section 5. The registration will be as joint tenants with the rights of Survivorship and not as tenants in common, unless otherwise stated.

--------------------------------------------------------------------------------
2. INVESTMENTS
--------------------------------------------------------------------------------

Enclosed is my check made payable to "Compass Capital Funds" for $
                                                                   -----------
(minimum investment of $500).

Select either Investor [ ] A or [ ] B or [ ] C Shares, If a Series of Shares is not selected, the investment will be automatically invested in Investor A Shares.

Investor A Shares are subject to a front-end sales charge. Investor B and C Shares are subject to a contingent deferred sales charge. Please review the prospectus for more detailed information.

COMPASS CAPITAL BOND PORTFOLIOS

[ ] CORE BOND           $
    005,006,084          ------------

--------------------------------------------------------------------------------
3. OPTIONS
--------------------------------------------------------------------------------

A. DIVIDEND ELECTION

   Unless you elect otherwise, all dividends and capital gains distributions will be automatically reinvested in additional shares. If you prefer to be paid in cash, check the appropriate box below.

   Dividends:           [ ] reinvest    [ ] pay in cash

   Capital Gains:       [ ] reinvest    [ ] pay in cash

   PAYMENT METHOD

   If you elect to be paid in cash, please check one of the 3 boxes below. If you do not check any box your distribution will be paid by check to the address of record.

   [ ] I REQUEST THE ABOVE DISTRIBUTIONS BE SENT BY CHECK TO THE ADDRESS OF
       RECORD

   [ ] I REQUEST THE ABOVE DISTRIBUTIONS BE SENT BY CHECK TO THE SPECIAL PAYEE
       AT THE ADDRESS INDICATED BELOW:

   Name of Bank or Individual           Bank Account # (if applicable)
                             -----------                              --------
   Street Address               City            State           Zip
                 ---------------    ------------     -----------   -----------

   [ ] I REQUEST THE ABOVE DISTRIBUTIONS TO BE SENT ELECTRONICALLY TO MY
       FINANCIAL INSTITUTION AS INDICATED BELOW*:

   Name on Bank Account                         Name of Bank
                        -----------------------              -----------------
   Account #                                    Type: [ ] Checking  [ ] Savings
             ----------------------------------
   Routing # (ABA#)                             Bank Address
                    ---------------------------              -----------------
   City                         State                           Zip
        -----------------------       -------------------------     ----------

   * A VOIDED CHECK OR AN ACCOUNT SPECIFIC SAVINGS DEPOSIT SLIP MUST BE INCLUDED WITH THIS APPLICATION TO ESTABLISH THIS OPTION.

--------------------------------------------------------------------------------
B. AUTOMATIC INVESTMENT PROGRAM

   The Automatic Investment Program (AIP) permits investments in Compass Capital Fund account(s) on a periodic basis. PFPC Inc. will periodically electronically debit your financial institution checking account or nonpassbook savings account and Credit your Compass Capital Fund accounts(s) on or around the 20th of the month. Minimum initial and subsequent investment is $50 per Portfolio. The Automatic Investment Program cannot be used in conjunction with the Systematic Withdrawal Program. A savings and loan or credit union may not be able to honor electronic debits. Please check with your financial institution.

     Portfolio Name             Account Number                  Amount

   -------------------        -------------------        -------------------

   -------------------        -------------------        -------------------

   Please make the investment on a [ ] monthly [ ] quarterly [ ] semi-annual or
   [ ] annual basis, for a total periodic investment of $               ,
                                                         ---------------
       starting          .
                ---------
                  month

   By completing the Automatic Investment Program portion and signing the application, I authorize PFPC Inc. to initiate an ACH Service option for the Automatic Investment Program. I authorize my Bank/Credit Union to accept any such transactions without responsibility for the correctness of any entry. I also agree that any loss, liability or expense incurred in acting upon this option is my responsibility and that Compass Capital Funds and PFPC Inc. will be held harmless.

   A VOIDED CHECK OR AN ACCOUNT SPECIFIC SAVINGS DEPOSIT SLIP MUST BE INCLUDED WITH THIS APPLICATION TO ESTABLISH THIS PROGRAM.
--------------------------------------------------------------------------------
C. WIRE REDEMPTIONS  PLEASE CROSS OUT THIS SECTION IF THIS PRIVILEGE IS NOT
   WANTED.

   The Fund or its agents are authorized to honor telephone or other instructions from any person for the redemption of Compass Capital Funds Shares.Proceeds are to be wire transferred to the bank account referenced below ($10,000 minimum per redemption). Shareholders holding share certificates are not eligible for wire redemption.

   Name of Depositor
                     -----------------------------------------------------------
   (As shown on bank records)

   Name of Bank                      Routing # (ABA #)        Account#
                --------------------                   ------          ---------
   (A savings and loan or credit union may not be able to receive wire redemptions. Please check with your financial institution.)

   Bank Address                         City          State        Zip
                -----------------------      --------       ------     ---------

--------------------------------------------------------------------------------

D.   SYSTEMATIC WITHDRAWAL

     [_] Systematic Withdrawal Plan requires a minimum account balance of $10,000 in shares at the current offering price.  Minimum initial and subsequent withdrawal is $100. Each withdrawal redemption will be processed on or about the 25th of the month and mailed as soon as possible thereafter.  Shareholders holding share certificates are not eligible for the Systematic Withdrawal Plan.

     Please make the withdrawal  [_] Monthly  [_] Every Other Month  [_] Quarterly  [_] Semi-annually  [_] Annually, for a total
     periodic withdrawal of $                 , starting                      .
                             -----------------           --------------------
                                                                month

     PAYMENT METHOD

     If you do not check any box your proceeds will be paid by check to the address of record.

     [_]   I request the proceeds to be sent by check to my address of  record.
     [_]   I request the proceeds to be sent by check payable to a person or organization different than as registered.

     Name of Bank or Individual                                         Bank Account# (if applicable)
                                ---------------------------------------                               ------------------------------
     Street Address                                    City                                  State            Zip
                    ----------------------------------      --------------------------------       ----------     ------------------

     [_]   I request the above distributions to be sent electronically to my financial institution as specified below*:
     Name on Bank Account                                                    Name of Bank
                          --------------------------------------------------              ------------------------------------------

     Account #                                                               Type:      [_] Checking         [_] Savings
               -------------------------------------------------------------

     Routing # (ABA #)                                                       Bank Address
                       -----------------------------------------------------              ------------------------------------------

     City                                                                    State                 Zip
          ------------------------------------------------------------------       ---------------     -----------------------------

     *A voided check or an account specific savings deposit slip must be included with this application to establish this option.
------------------------------------------------------------------------------------------------------------------------------------

E.   TELEPHONE EXCHANGE If you do not wish this privilege, please check this box: [_]
     Your account will automatically provide for the telephone exchange of Series A, Series B and Series C Shares of the Portfolio
     for Series A, Series B and Series C Shares, respectively, of other investment portfolios offered by the Fund. Then, when you wish to exchange shares, all you need to do is call (800) #1-7762. It is understood that neither PFPC Inc. nor Compass Capital
     Funds will be liable for any loss, liability, cost or expense for acting upon telephone exchange requests reasonably believed to be genuine. Shareholders holding share certificates may not exchange share certificates may not exchange shares by telephone. The same registration and address will be used as listed on this form under "Registration."

------------------------------------------------------------------------------------------------------------------------------------
F.   REDUCED SALES CHARGE-Investor A SHARES ONLY

     [_] Rights of Accumulation:

        I apply for Rights of Accumulation, subject to Agent's confirmation of the following holdings of Series A Shares in eligible load Portfolios of the Compass Capital Funds at least equal to (check box next to the appropriate dollar amount):

     [_] $25,000        [_] $50,000             [_] $100,000           [_] $250,000             [_] $500,000      [_] $1,000,000

     [_] Letter of Intent:
         I agree to the Letter of Intent provisions of the Prospectus. Although I am not obligated to purchase, and the Fund is not
         obligated to sell, I intend to invest over a 13-month period beginning on                     , 19    , an aggregate
                                                                                   --------------------    ----
         amount in the Compass Capital Funds at least equal to (check appropriate box):

     [_] $25,000        [_] $50,000             [_] $100,000           [_] $250,000             [_] $500,000      [_] $1,000,000

     PURCHASES AT NAV

     [_] Redemption Proceeds from Other Investment Companies:

         I am purchasing shares of the Compass Capital Funds with the proceeds from the redemption of shares of another investment company which was made within 60 days of this purchase and which were sold with a sales charge or commission.

     [_] Employee Exemption:

         I am an Officer, Director, Partner, current full-time employee, or retiree of the Fund, the Distributor, the Fund's
         Investment Advisor, Sub-Advisors or Transfer Agent and their affiliates, or registered representative of a brokerage firm who has a current selling agreement with the Distributor or a spouse or minor child of any of the above.

     List Portfolios and account numbers to be linked for the reduced sales charge.

     Portfolio Name                                                               Account #
                    -------------------------------------------------------------           ----------------------------------------

     Portfolio Name                                                               Account #
                    -------------------------------------------------------------           ----------------------------------------

--------------------------------------------------------------------------------
4. TAXPAYER IDENTIFICATION CERTIFICATION
--------------------------------------------------------------------------------

Under penalty of perjury, I certify with my signature below that the number shown in this section of the application is my correct taxpayer identification number and that I am not subject to backup withholding as a result of a failure to report all interest or dividends, or the Internal Revenue Service has notified me that I am no longer subject to backup withholding.

If you are subject to backup withholding, check the box in front of the following statement.

[_] The Internal Revenue Service has notified me that I am subject to backup withholding.



--------------------------------------    -------------------------------------
             (Signature)                               (Signature)

--------------------------------------    -------------------------------------
     (President, Trustee,                           (Co-owner, Secretary of
      General partner or Agent)                   Corporation, Co-trustee, etc.)


--------------------------------------------------------------------------------
5. SIGNATURES
--------------------------------------------------------------------------------

Citizenship:

[_] U.S.  [_] Other                       Please provide Phone # (   )
                    ------------------                            ---  ---------

Sign below exactly as printed in Registration.

I (we) am (are) of legal age and have read the prospectus. I (we) hereby certify that each of the persons listed below has been duly elected, and is now legally holding the office set below his name and has the authority to make this authorization.

Please print titles below if signing on behalf of a business or trust.

--------------------------------------    --------------------------------------
             (Signature)                               (Signature)

--------------------------------------    --------------------------------------
     (President, Trustee,                           (Co-owner, Secretary of
   General Partner or Agent)                    Corporation, Co-trustee, etc.)


--------------------------------------------------------------------------------
6. INVESTMENT DEALER
--------------------------------------------------------------------------------

MUST BE COMPLETED BY DEALER.

--------------------------------------    --------------------------------------
Firm Name                                 Representative's Name (print)


NSCC Dealer#
            --------------------------    --------------------------------------
                                          Representative#    Phone#

--------------------------------------
Branch#

--------------------------------------    --------------------------------------
Branch Street Address#                    City            State      Zip


--------------------------------------    -------------------------------------
Representative's Signature                Date               1/97 Bond ABC App


4